Exhibit 10.01(a)(2)

                                          ---------------------------------
    Employee Stock Ownership Plan        |          Amendment No. 3        |
                 of                      |                                 |
Westborough Financial Services, Inc.     | Document:      WA01/3147772     |
                                         | Draft Date:    08/10/05         |
   Effective as of January 1, 2000       |                                 |
Incorporating Amendment Nos. 1 and 2     | Board of Directors              |
                                         | Approval Date:  August 29, 2005 |
                                         |                 --------------- |
                                          ---------------------------------

                                  AMENDMENT
                                  ---------

1. Article XIII - Section 13.4 of the Plan shall be amended, effective as of March 28, 2005, to read in its entirety as follows:

            Section 13.4  Manner of Payment
                          -----------------

            Distributions made pursuant to section 13.3 or section 13.5 shall be made in the maximum number of whole Shares that are available, plus, if necessary, an amount of money equal to any remaining amount of the distribution that is less than the Fair Market Value of a whole Share. If an Employee terminates service, and the value of the Employee's vested Account balance is not greater than $1,000, the Employee will receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion will be treated as a Forfeiture. If an Employee would have received a distribution under the preceding sentence but for the fact that the Employee's vested Account balance exceeded $1,000 when the Employee terminated Service and if at a later time such Account balance is reduced such that it is not greater than $1,000, the Employee will receive a distribution of such Account balance and the nonvested portion will be treated as a Forfeiture. For purposes, of this section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance.

      IN WITNESS WHEREOF, this Amendment has been executed by the undersigned officer of Westborough Financial Services, Inc. pursuant to authority given by resolution of the Board of Directors.

                                       WESTBOROUGH FINANCIAL SERVICES, INC.



                                       By /s/ John L. Casagrande
                                          -------------------------
                                          Name:  John L. Casagrande
                                          Title: Clerk


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